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                                                             EXHIBIT 10(w)

[LOGO]  BT COMMERCIAL CORPORATION
        14 Wall Street, 3rd Floor, New York, New York 10005



JEFF OGDEN
Senior Vice President                       Mailing Address:
Tel: 212-618-2609                           P.O. Box 318, Church Street Station
Fax: 212-618-2630                           New York, New York 10008





                                October 29, 1997

Safety 1st, Inc.
210 Boylston Street
Chestnut Hill, MA 02167
Attention: Richard Wenz

          Re:  Credit Agreement dated as of July 30, 1997
               ------------------------------------------

Gentlemen:

     Reference is made to the Credit Agreement dated as of July 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall, have the meaning ascribed to such terms in the Credit Agreement) among Safety 1st, Inc. and Safety 1st Home Products Canada, Inc., as borrowers (collectively, the "Borrowers"), each of the financial institutions from time to time parties thereto, as lenders (the "Lenders"), BT Commercial Corporation, as agent (the "Agent"), and Bankers Trust Company, as Issuing Bank (the "Issuing Bank").

     Section 7.2(q) of the Credit Agreement provides that the Borrowers and their respective Subsidiaries shall not, at any time when Revolving Loans are outstanding, maintain more than $100,000 in the aggregate in deposit accounts. You have requested that the Lenders amend Section 7.2(q) to permit the Borrowers and their respective Subsidiaries to maintain up to $200,000 in the aggregate in deposit accounts.

     In accordance with Section 10.11 of the Credit Agreement, the Borrowers and the Majority Lenders hereby amend Section 7.2(q) of the Credit Agreement by deleting "$100,000" and substituting therefor "$200,000."

     Except as expressly provided herein, all of the terms and provisions of the Credit Agreement and the other Credit Documents are ratified and confirmed and shall remain


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Safety 1st, Inc.
October 29, !997
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in full force and effect. This letter shall not be deemed to constitute a waiver or modification by the Lenders of any other provision of the Credit Agreement or any other Credit Document.

     This letter may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument. Any signature executed by a party and delivered by facsimile transmission shall be deemed to be an original signature hereto. This letter will not be effective until a fully executed copy is received by the Agent.


                                   BT COMMERCIAL CORPORATION



                                   By: /s/ Frederic W. Thomas
                                      -----------------------------------------
                                      Name: Frederic W. Thomas
                                      Title: V.P.


ACKNOWLEDGED AND CONSENTED TO:

SAFETY 1ST HOME PRODUCTS CANADA, INC.


By: /s/ Richard E. Wenz
   ---------------------------------
   Name: Richard E. Wenz
   Title: V.P.



SAFETY 1ST, INC.


By: /s/ Richard E. Wenz
   ---------------------------------
   Name: Richard E. Wenz
   Title: President


cc: Curt R. Feuer, Esq.